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                                                                   Exhibit 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-90275 and No. 333-90277) of Plug Power, Inc. of our report dated February 8, 2000 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Albany, New York
March 29, 2000